Disclaimer Forward-Looking Statements and Market Data This presentation contains forward-looking statements, which are statements other than those of historical facts and which represent the estimates and expectations of Fulgent Genetics, Inc. (the “Company”) about future events based on current views and assumptions. Examples of forward-looking statements made in this presentation include, among others, those related its anticipated growth and positioning, addressable market estimates, the Company’s mission and strategies, the success of its business model and strategy, anticipated future revenue and guidance, evaluations and judgments regarding the Company’s business, products, technologies, competitive landscape, scalability, plans regarding development and launch of potential future products, and any businesses the Company may seek to acquire or has acquired, including statements regarding Inform Diagnostics, CSI Laboratories, Helio Health, and any potential synergies. The Company’s views and assumptions on which these forward-looking statements are based may prove to be incorrect. As a result, matters discussed in any forward-looking statements are subject to risks, uncertainties and changes in circumstances that may cause actual results to differ materially from those discussed or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from those implied by forward-looking statements are disclosed under “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s reports filed with the Securities and Exchange Commission ("SEC"), including its annual report on Form 10-K filed on February 28, 2022, and other reports it files from time to time. Because of these factors, you should not rely upon forward-looking statements as predictions of future events. The forward-looking statements in this presentation are made only as of the date hereof, and, except as required by law, the Company assumes no obligation to update any forward-looking statements in the future. The company’s reports filed with the SEC, including its annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 28, 2022 and the other reports it files from time to time, including subsequently filed quarterly and current reports, are made available on the company’s website upon their filing with the SEC. These reports contain more information about the company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this press release. This presentation also includes market data and forecasts with respect to the industry in which the Company operates. In some cases the Company relies upon and refers to market data and certain industry forecasts that have been obtained from third-party surveys, market research, consultant surveys, publicly available information and industry publications that the Company believes to be reliable. These data and estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Non-GAAP Financial Measures This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of non-GAAP measures to GAAP measures is contained in this presentation.

Mission, Core Values, and Strategy Mission Develop flexible and affordable genomic testing that improves the everyday lives of those around us Core Values Innovation Customer service and commitment Quality Efficiency Strategy Leverage our proprietary NGS platform for broad application Operational excellence Disciplined M&A We are a premier global, technology-based genetic testing company focused on transforming patient care in oncology, infectious and rare diseases, and reproductive health

Leadership Team Esteemed background in molecular science and pathology Most recently Chief Medical Officer at NeoGenomics; prior senior role at Clarient. Chairman Emeritus of Pathology at City of Hope National Medical Center Brandon Perthuis Chief Commercial Officer Dr. Lawrence Weiss Chief Medical Officer Ming Hsieh Chief Executive Officer Dr. Harry Gao Lab Director and Chief Scientific Officer James Xie Chief Operating Officer Paul Kim Chief Financial Officer Extensive experience leading genetic testing commercialization programs since 2003 Previously VP of Sales and Marketing of the Medical Genetics Laboratory at Baylor College of Medicine Prior to Baylor, held senior roles at PerkinElmer and Spectral Genomics B.S. in Biomedical Science Responsible for managing all global operations, product vision and product engineering Served as an SVP of Cogent B.A. in Engineering, M.S. in Industrial Engineering and an M.S. in Computer Science Experienced financial leader and Certified Public Accountant Previously CFO of Cogent Systems; sold to 3M for $943M in 2010 B.A. in Economics from University of California at Berkeley Previously Lab Director at City of Hope Clinical molecular genetics training fellowship and post-doctoral fellowship at Harvard Medical School M.S. in Immunology, and M.D. and Ph.D. in Microbiology, Immunology, and Medical Genetics Experienced operational leader, entrepreneur and philanthropist Previously CEO, President, and Chairman of Cogent Systems Member of the National Academy of Engineering; Fellow of the National Academy of Inventors; Trustee of USC

Dr. Larry Weiss Ming Hsieh Paul Kim James Xie Dr. Harry Gao History of Fulgent Genetics Vision of being one-stop-shop for genomic testing Integrating acquisitions and partnerships Capital deployment in M&A opportunities Disciplined execution with expanding team 2011 2022 & Beyond 2020 2021 2015-2019 Founded with initial focus on pediatric rare disease Women’s health and prenatal testing added Launched Picture, at-home genetic test offering Launched JV with Xi Long in China Nasdaq IPO Tests for oncology, cardiovascular, and neurological disorders added Combined technology approach from Cogent with genetics expertise from the City of Hope Launched COVID-19 testing Opened lab in Houston, TX Rapid Expansion enabled by proprietary technology platform Awarded CDC contract to study variants Awarded multiple testing contracts from a variety of States Brandon Perthuis Acquired controlling ownership of Chinese JV Second Oncology Lab in Southern California

Well positioned to execute on a growth strategy that includes organic and inorganic initiatives, including: Transformational acquisition of Inform Diagnostics Ramping and integration of capabilities of CSI Labs Scaling partnerships – Helio Health and Spatial Genomics Potential future acquisitions with a strategy of short and long term ROI, tangible synergies and efficient capital deployment Fulgent is Positioned to Execute on Our Growth Strategy Proprietary technology platform allows for rapid scaling of a broad, flexible test menu 18,400+ Genes | 900+ Panels | Customizable Offerings $320M Q1 Revenue 3.2M Q1 Billable Tests +59% Q1 YoY Core Revenue Increase Next-generation sequencing (NGS) platform complemented with growing portfolio of emerging testing technologies with a focus on oncology

Inform Diagnostics Acquisition Inform Diagnostics Strategic Highlights Test Menu Expansion: Acquisition extends Fulgent’s capabilities into the pathology testing market Commercial Synergies: With the addition of Inform Diagnostics’ extensive testing capabilities, nationwide salesforce, and significant managed care contracts, Fulgent is better positioned to become a one-stop shop for diagnostic services throughout the healthcare continuum and across the U.S Managed Care Relationships: Extends Fulgent’s in-network relationships with managed care organizations to over 300 million covered lives Geographic Reach: Expands Fulgent’s geographic footprint with the addition of CLIA, CAP, and NY State certified laboratories in New York, Arizona, Massachusetts, and Texas Attractive Financial Profile: Transaction has the potential to contribute meaningfully to Fulgent’s annual core revenue and is expected to have a positive impact to pro forma EBITDA Core Products and Services Portfolio Breast Pathology: Full spectrum of care, including services for interventional radiologists, breast surgeons, and breast oncologists Dermatopathology: Fellowship trained dermatopathologists Gastrointestinal Pathology: GI pathologists have a collective 500 years of post-training pathology experience and 1,500 peer reviewed studies between them Hematopathology: Is a subspecialty whereby each member of the Company sees >1,000 bone marrow specimens each year Neuropathology: Offers specialized neuropathology testing services Urologic Pathology: Is comprised of subspecialists that specialize in areas such as prostate, bladder/urinary tract, and testis pathology Operates anatomic pathology laboratories that provide diagnostic services in the fields of breast health, dermatology, GI, hematology, neuropathology, urology, and COVID-19 Founded in 1996 and headquartered in Irving, Texas 500+ Preferred Provider Agreements across 5 TINs; 70-80% in-network CLIA-certified and CAP-accredited laboratories ~20 Sales Professionals ~550 total employees

CSI Laboratories Acquisition CSI Laboratories Strategic Highlights Enter High Value Markets: Expansion into somatic genetic testing market, which is expected to grow to $16.8 billion by 2030 Revenue Synergy Opportunities: Leveraging Fulgent’s best-in-class technology and Next Generation Sequencing (“NGS”) expertise in new oncology markets Geographic Footprint: Geographic expansion of CSI’s reach beyond the Southeastern part of the United States Specialized Personnel: CSI’s team includes laboratory industry veterans, a salesforce with deep relationships, and oncology-focused scientific expertise Core Products and Services Portfolio Flow Cytometry Cytogenetic Analysis Fluorescence in-situ hybridization (FISH) Immunohistochemistry Molecular genetics Consultations in the areas of hemopathology and surgical pathology Next-Generation Sequencing (NGS) through an affiliated partner Specialized cancer diagnostics laboratory focused on meeting the needs of pathologists and community hospitals Founded in 1997 and headquartered in Alpharetta, Georgia Offers more than 400 unique tests with a focus on oncology CLIA-certified and CAP-accredited laboratory Profitable with quality customers, reimbursement contracts, and established service offerings Sales team focused in the South-Southeast United States

Target Market Opportunity Cancer Diagnostics $80B market1 Market sizes sourced from Wall Street equity research Market size sourced from Frost & Sullivan Genes & Panels Tumor Profiling Known Mutation Newborn Genetics Hereditary Cancer Carrier Screens Genomic Testing Sequencing Service Infectious Disease Spatial Biology $18B market1 Early Detection / Liquid Biopsy Reproductive Health $7B market2 Anatomic Pathology Capabilities Services Include: Breast pathology Gastrointestinal pathology Dermatopathology Urologic pathology Neuropathology Hematopathology Substantial Geographic Footprint Provides services to 1,300 clients representing 2,700 physicians across the United States Expansive in-network relationships with over 300 million covered lives

Building Fulgent’s Platform and Capabilities Cancer Diagnostics Reproductive Health Early Detection / Liquid Biopsy Genes & Panels Tumor Profiling Known Mutation Newborn Genetics Hereditary Cancer Carrier Screens Genomic Testing Sequencing Service seqFISH Technology Comprehensive Diagnostics Platform Anatomic Pathology Infectious Disease Spatial Biology

What Sets Fulgent Apart? Represents genes covered by single-gene tests. For Q1 2022. Includes all tests available for sale (e.g., Whole Exome, Whole Genome, Large Panels, Small Panels, Comprehensive and Focus Cancer Panels and Single-Gene Tests, COVID-19 Tests, and vaccines). Also excludes stock-based compensation. See GAAP reconciliation. Technology Platform A New Approach to NGS Proprietary probes and engineered chemistry Comparison and Suppression Algorithms Comprehensive analytics powered by AI and ML Extensive Test Menu Superior Cost Structure And a Better Cost Structure Average COGS per Test: $24 (2) Lab efficiencies, automation and scale have translated to a sustainable cost structure Partnerships create leverage with sales and marketing Process 100% of volume without the need for outsourcing Leads to a Broader Test Menu 18,400+ single-gene tests (1) 900+ panels Whole Genome and Exome Flexibility enables custom tests for any genes or conditions Preset panels have grown 350% since IPO in 2016

Proprietary Technology Platform Differentiated Technology... Engineered genetic biochemistry, including reagents and probes Data suppression and comparison algorithms Adaptive learning software Automated reporting …Provides a Multitude of Advantages Broadest test menu Ability to rapidly develop and launch new tests Customizable test offerings Lower costs per billable test High efficiency Clinical Workflow for: Cancer Carrier Exome Genome Mito Somatic Other Web Services for: Patients and Providers Fulgent and Picture Websites Research Portal Benefit Analysis Sequencing Services: WSG/WES RNA Oncology Single Cell Methylation Mitochondrial Rent-a-lane Lab Workflow: Wet Lab Auto Lab BioBank Record Management: Patient Record FulgentDB Pipeline Services: Germline Somatic Custom Dry Lab Service Data Analysis Curation Cloud: Report Editor Curation Warehouse Curation Tools Curation Content

Commercialized Commercialized COVID-19 Testing Specialized Oncology Testing Core NGS Recent Traction with: Hereditary Cancer Cardiovascular Genetics Reproductive Health Neurodegenerative Genetics Newly launched pharmacogenetic test Aggressively expanding sales and commercial organization Wide Array of Technologies Services Include: Flow cytometry Cytogenetic analysis Fluorescence in-situ hybridization (FISH) Immunohistochemistry Molecular genetics Consultations in the areas of hematopathology and surgical pathology NGS Fulgent’s Broad Capabilities COVID NGS Research driven platform working with local and federal government on genomic studies CDC contract awarded Fulgent worth up to $47M to study SARS-CoV-2 using Fulgent’s NGS platform Capacity of 10,000 NGS tests per day Used to identify new strains and mutations Primarily RT-PCR Based Testing Contracts with: School systems Nursing homes Athletic organizations Specialty health clinics Travel organizations Government agencies Offered through: Drive through sites Picture at-home kits Managed on-site programs Next Generation Sequencing Opportunities Comprehensive Anatomic Pathology Services Broad Anatomic Pathology Capabilities Breast pathology Gastrointestinal pathology Dermatopathology Urologic pathology Neuropathology Hematopathology Managed care contract network and physician relationships will be leveraged to provide diagnostic products and services complementary to Fulgent’s portfolio Expansive geographic presence with several CLIA-licensed laboratories across the United States

For Q1 2022. Includes all tests available for sale (e.g., Whole Exome, Whole Genome, Large Panels, Small Panels, Comprehensive and Focus Cancer Panels and Single-Gene Tests, COVID-19 Tests, and vaccines). Also excludes stock-based compensation. See GAAP reconciliation. Fulgent’s Menu is Scalable and Affordable to Customers Large Panel Small Panel Focus Panel Single-Gene / Custom Comprehensive Panel Average Sales Price / Test Whole Genome Whole Exome Q1 ’22 Average Sales Price / Test: ~$99 Q1 ’22 Average COGS / Test: ~$24(1) Clinical Exome GREATER OFFERINGS THAN COMPETITORS CNV+ MANY COMPETITORS DO NOT OFFER Flow Cytometry FISH Histopathology Cytogenetics Molecular

NGS Testing – Offerings Site-Specific Testing Known Mutation Focus (30 Genes) Comprehensive (127 Genes) Somatic Cancer Panels 19 Panels Repeat Expansion 18,400+ Genes Single Gene 900+ Panels Customizable Panels Disease Panels Clinical Exome (4,500+ Genes) Whole Exome Exome Tests

NGS Testing – Oncology Test Menu Fulgent Focus Cancer Panels Fulgent Comprehensive Cancer Panels Customizable: Add additional cancer genes or panels at no charge Genes: 30 Methods: NGS & Del/Dup Coverage: 99% at 50x Del/Dup ≥ 1 Exon TAT: 2 – 3 Weeks Customizable: Add additional cancer genes or panels at no charge Methods: NGS & Del/Dup Genes: 127 Coverage: 99% at 50x Del/Dup ≥ 1 Exon TAT: 2 – 3 Weeks Focused Comprehensive

FISH Oncology Testing Platforms Expansive heme and solid tumor menu Promyelocytic Leukemia/Retinoic Acid Receptor Alpha test: 4-hour turnaround time Genius Multiple Myeloma Assessment Protocol (using CD138 isolation marker) for plasma cell enrichment 3-5 Day turnaround time 225+ stains Platforms Ventana Ultra/Dako Link 48 Aperio ScanScope Three levels of service Programmed death-ligand (PD-L1), Mismatch Repair and Microsatellite Instability 12-36 hour turnaround time HISTOLOGY Hematology and solid tumor menu 90% of assays performed in-house Microarray and NGS available 5-7 day turnaround time MOLECULAR 10-color platform Comprehensive panel design High-sensitivity for Paroxysmal Nocturnal Hemoglobinuria Expert analysis and interpretation 12-24 hour turnaround time FLOW CYTOMETRY Oncology and constitutional >20% abnormality detection rate Mitogen stimulation/dual culture DSP30 (detection of B-Cell disorders) Interleukin 4 for Multiple Myeloma Phytohemagglutinin and Interleukin 2 (detection of T-Cell disorders) Children’s Oncology Group approved 5-7 Day turnaround time CYTOGENETICS

The Focus Carrier screen is a pan-ethnic screen that looks for pathogenic mutations known to cause autosomal recessive and X-linked disorders Gene Count: 30 The Ashkenazi Jewish carrier screens for pathogenic carrier variants known to cause recessive genetic disorders Gene Count: 61 The ACOG/ACMG panel screens for common genetic disorders seen in the general population Gene Count: 6 The Expanded Panel with “opt-in” genes, these 9 genes are associated with mild or adult-onset presentation disease Gene Count: 436 The Expanded Panel screens for more than 400 recessive and X-linked conditions that covers people of all ethnic backgrounds Gene Count: 427 NGS Testing – Panel Deep Dive Largest panel available, covering over 400 conditions NGS of entire genes, not just hotspots Deletion and duplication analysis TAT: 2 – 3 weeks Beacon Carrier Screening Beacon ACOG / ACMG Guidelines Panel Beacon Ashkenazi Jewish Panel Beacon Focus Panel Beacon Expanded Panel Beacon Expanded + Opt-in Genes Comprehensive Beacon Carrier Screening Tests

NGS Testing – Women’s Health: PGT-A Increased Chance of Pregnancy Embryos with a normal number of chromosomes have a better chance of resulting in successful pregnancy More Confidence in Transferring a Single Embryo Avoid health risks associated with twin or triplet pregnancies that can occur from multiple embryo implantation Reduced Risk of Miscarriage Embryos with an abnormal number of chromosomes (aneuploid) typically do not result in successful pregnancy or may result in birth defects Fewer Number of Embryo Transfer Cycles Needed Reduce the amount of time to pregnancy and the costs of additional IVF cycles PGT-A Can Expand a Patient’s Prospects of a Successful Pregnancy Preimplantation Genetic Testing for Aneuploidy (PGT-A) can identify potentially abnormal embryos for transfer in IVF, thereby expanding a patient’s prospects of a successful pregnancy Women 35+ Who is PGT-A testing for? Those who have experienced miscarriages Those who want to reduce the likelihood of having multiples Couples experiencing male factor infertility Those who have experienced IVF failure

NGS Testing – Rapid Whole Genome for Newborns Screens for over 200 health conditions Identifies potential health risks before symptoms arise Early detection known to have a positive impact Simple cheek swab collection for your baby : No pricks, sticks, or tears necessary Newborn Genetic Screening Goes Beyond Standard Newborn Screening Multiple congenital anomalies Inborn errors of metabolism Immunodeficiency Respiratory distress Epilepsy Ideal for Infants Experiencing: 20 out of the 35 infants (57%) received dx 13 out of the 20 dx infants (65%) had clinical usefulness for treatment In a Retrospective Analysis of Diagnostic and Clinical Finding with 35 Acutely Ill Infants (2015): TAT of 7 - 10 Days Designed for critically ill infants in the NICU or PICU to rapidly diagnose genetic disorders

Parenting Carrier test that screens for genes associated with 30 genetic conditions Newborn Screens newborns for genes associated with various genetic conditions Wellness Screens adults for genetic variants that indicate disease risk PD Aware Assesses risk for Parkinson's Disease COVID-19 Infection Test At-home collection kit for RT-PCR test for COVID-19 Consumer Initiated Tests – Picture Genetics Targeting the Large Consumer Market with Picture Genetics Launched in 2019 with significant growth amid COVID-19 A consumer-focused offering that merges clinical utility with accuracy of an accredited lab Extends Fulgent’s NGS capabilities to a broader market Validated by successfully scaling to several million billable tests performed within months for COVID-19, after receiving an EUA Performs a complete sequencing (vs genotyping) analysis for better, more accurate results Patient-friendly with easy to use “order from home” model – no doctor visits or insurance necessary, though many tests are eligible for reimbursement Full service offering that includes analysis and genetic counseling support COVID-19 Antibody Test Neutralizing antibody test for COVID-19

Summary Financial Performance $25M Core Revenue1 as of Q1’22 $494M LTM Operating Cash Flow as of Q1’22 ~229,000 LTM Core Tests as of Q1’22 59% growth year-over-year ~149% growth year-over-year ($ in thousands) +129% year-over-year Core Revenue excludes NGS COVID-19 test volume

Financial Performance: Revenue Profile ($ in thousands) (in thousands) ($ in thousands) (in thousands) Core Revenue excludes NGS COVID-19 test volume

Figure is not in accordance with GAAP because it does not include equity-based compensation and amortization (1) Financial Performance: Margin Profile (1) (in thousands) (1)

2022 Financial Guidance Q2 2022 Full Year 2022 Change from Prior Quarter RT-PCR COVID-19 $85 M $480 M Unchanged NGS COVID-19 (CDC) Fulgent Core NGS $40 M + 78% y/y1 $180 M + 94% y/y1 + $60 M CSI and Inform Diagnostics Contributions Total $125 M -19% y/y $660 M -34% y/y + $60 M COVID Core Core Revenue excludes NGS COVID-19 test revenue for more accurate year over year comparison purposes.

Balance Sheet

Non-GAAP Financial Adjustments

Founded in 2011 | Located in Los Angeles, CA | NASDAQ:FLGT